Exhibit 99.7

                                                                EXECUTION COPY
                                                                --------------



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                         GSAA HOME EQUITY TRUST 2006-8

                           ASSET-BACKED CERTIFICATES

                                 SERIES 2006-8

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee

                         COUNTRYWIDE HOME LOANS, INC.,
                                as Countrywide


                                      and


                     COUNTRYWIDE HOME LOANS SERVICING LP,
                                  as Servicer


                                  Dated as of

                                April 28, 2006


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


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 28th day of April, 2006, among Countrywide Home Loans Servicing LP, (the "Servicer"), Countrywide Home Loans, Inc. ("Countrywide"), GS Mortgage Securities Corp., as assignee (the "Assignee"), and Goldman Sachs Mortgage Company, as assignor (the "Assignor").

            WHEREAS, the Assignor and the Servicer have entered into the Servicing Agreement, dated as of July 1, 2004, as amended by that certain Amendment Reg AB dated as of January 1, 2006 ("Amendment Reg AB" and, together with the Servicing Agreement, the "Servicing Agreement"), and the Assignor and Countrywide have entered into the Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, as amended by that certain Amendment Reg AB (as amended, the "Sale Agreement") pursuant to which Countrywide sold to the Assignor certain mortgage loans listed on the mortgage loan schedule attached to the related Purchase Confirmation (as defined in the Sale Agreement);

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Servicing Agreement and Sale Agreement and are listed on the mortgage loan schedule attached as
Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of April 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee") and as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian, and Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer"), securities administrator and as a custodian, the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights and obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder);

            NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

            1. Assignment and Assumption. (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans, and all rights and obligations of the Assignor under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder) from and after the date hereof), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement and the Sale Agreement, to the extent relating to the Mortgage Loans, from and after April 28, 2006, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after April 28, 2006, to the extent relating to the Mortgage Loans and Countrywide hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Sale Agreement from and after April 28, 2006, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the respective dates of the Servicing Agreement and Sale Agreement.

            (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by the Servicing Agreement; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            (d) Countrywide and the Assignor shall have the right to amend, modify or terminate the Sale Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder to the extent permitted by the Servicing Agreement; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

            2. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

            (a) Section 3.13(b) shall be amended by deleting the second paragraph thereof and replacing it with the following:

            "The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, not later than the end of the third taxable year after the year of its acquisition unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, (ii) the Company obtains an extension from the Internal Revenue Service and (iii) the Company determines, and gives an appropriate notice to the Owner to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Owner as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Owner, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Owner shall be entered into with respect to such purchase money mortgage."

            (b) Section 7.1 shall be amended as follows:

            (i) Subsection (ii) of Section 7.1 shall be deleted in its entirety and replaced with the following:


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

            "failure by the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company set forth in this Agreement (other than those listed in subsection (i) and subsection (ix) of this Section 7.1) which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company; or"

            (ii) Subsection (vii) of Section 7.1 shall be amended by deleting the "." at the end of subsection (vii) and replacing it with "; or"

            (iii) Subsection (viii) of Section 7.1 shall be amended by deleting the "." at the end of subsection (viii) and replacing it with "; or"

            (iv) A new subsection (ix) shall be added immediately following subsection (viii) which shall be as follows:

            "failure by the Company duly to observe or perform in any material respect any of the covenants or agreements on the part of the Company set forth in Section 5.6 of this Agreement which continues unremedied for a period of 10 days after the date on which written notice of such failure, requiring the same to be remedied shall have been given to the Company."

            (c) Section 9.1(b) shall be amended by deleting it in its entirety and replacing it with the following:

            "The Company shall deliver to the successor (i) the funds in the Custodial Account and the Escrow Account to which the Owner is entitled pursuant to the terms of this Agreement, (ii) all other funds to which the Owner is entitled pursuant to the terms of this Agreement and (iii) all other amounts which may thereafter be received with respect to the Mortgage Loans and to which the Company is not entitled pursuant to the terms of this Agreement within two Business Days of notice of the appointment of such successor. The Company shall deliver to the successor all Collateral Files and Servicing Files and related documents and statements held by it hereunder within thirty calendar days of receipt of notice of the appointment of such successor. The Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company."

            (d) Section 2(c)(iv) of that certain Amendment Reg AB shall be amended by deleting it in its entirety and replacing it with the following:

            "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and, if applicable, any Third-Party Originator to) (a) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (1) any merger, consolidation or sale of substantially all of the assets of the Company, (2) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under the Agreement or any Reconstitution Agreement that qualifies as an "entry into a material definitive agreement" under Item 1.01 of the form 8-K, (3) any Event of Default under the terms of the Agreement or any Reconstitution Agreement to the extent not known by such Purchaser,



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

Master Servicer or Depositor, and (4) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third Party Originator."

(e) A new Section 2(c)(vi) shall be added to that certain Amendment Reg AB as follows:

            "The Company shall provide to the Purchaser and any Depositor a description of any affiliation or relationship required to be disclosed under
Item 1119 between the Company and any of the parties listed in Items 1119
(a)(1)-(6) of Regulation AB that develops following the closing date of a Securitization Transaction (other than an affiliation or relationship that the Purchaser, the Depositor or the issuing entity is required to disclose under
Item 1119 of Regulation AB) no later than 15 calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation or relationship. For purposes of the foregoing, the Company (1) shall be entitled to assume that the parties to the Securitization Transaction with whom affiliations or relations must be disclosed are the same as on the closing date if it provides a written request (which may be by e-mail) to the Depositor or Master Servicer, as applicable, requesting such confirmation and either obtains such confirmation or receives no response within three (3) Business Days, (2) shall not be obligated to disclose any affiliations or relationships that may develop after the closing date for the Securitization Transaction with any parties not identified to the Company pursuant to clause
(D) of paragraph (i) of this Section 2(c), and (3) shall be entitled to rely upon any written identification of parties provided by the Depositor, the Purchaser or any master servicer."

            (f) A new section 6 shall be added immediately following section 5 of that certain Amendment Reg AB which shall be as follows:

            "6. Wells Fargo Bank, N.A., as master servicer, securities administrator and a custodian under the Master Servicing and Trust Agreement, dated as of April 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company, as trustee and as custodian, U.S. Bank National Association, as a custodian and JPMorgan Chase Bank, N.A., as a custodian, shall be considered a third-party beneficiary to Sections 2(d), 2(e) and 2(g) of this Amendment Reg AB (solely with respect to noncompliance under Sections 2(d) and 2(e) of this Amendment Reg AB), entitled to all the rights and benefits thereof as if it were a direct party to the Amendment Reg AB."

            3. Accuracy of Servicing Agreement. (a) The Assignor represents and warrants to the Assignee that attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) the Servicing Agreement is in full force and effect as of the date hereof, (ii) except as set forth in this Assignment Agreement, the Servicing Agreement has not been amended or modified in any respect and (iii) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Section 2.1 of the Servicing Agreement are true and correct in all material respects as of the Closing Date (as such term is defined in the Servicing Agreement).



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

            (b) Countrywide and the Assignor represent and warrant to the Assignee (i) the Sale Agreement is in full force and effect as of the date hereof, (ii) the Sale Agreement has not been amended or modified in any respect except as contemplated herein and (iii) no notice of termination has been given to Countrywide under the Sale Agreement. Countrywide, in its capacity as seller under the Sale Agreement, further represents and warrants that the representations and warranties contained in Section 3.01 of the Sale Agreement are true and correct in all material respects as of the Closing Date (as such term is defined in the Sale Agreement).

            4. Recognition of Assignee. From and after the date hereof or until the Assignee no longer owns the Mortgage Loans, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Countrywide and Assignee that the Sale Agreement shall be binding upon and inure to the benefit of Countrywide and the Assignee and their successors and assigns.

            5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor, Countrywide and the Servicer as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor, Countrywide or the Servicer other than those contained in the Sale Agreement, the Servicing Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement and Sale Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee, Countrywide, and the Servicer as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement, the Sale Agreement and this Assignment Agreement.



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

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            7. Additional Representations and Warranties of the Assignor With Respect to the Mortgage Loans. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

            (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required.

            (c) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with.

            (d) High Cost. No Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.6(d), Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994, or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law.

            (e) HOEPA. No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994.

            (f) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

            (g) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

            (h) Arbitration. With respect to any Mortgage Loan originated on or after August 1, 2004, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transactions.

            (i) Prepayment Premiums. To the Assignor's knowledge, with respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Premium prior to maturity: (a) prior to the Mortgage Loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction; (b) prior to the Mortgage Loan's origination, the borrower was offered the option of obtaining a Mortgage Loan that did not require payment of such a premium; (c) the prepayment premium is adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three years and any Mortgage Loans originated prior to such date will not impose Prepayment Premiums in excess of five years; in each case unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such Prepayment Premium in any instance when the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower's default.



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

            (j) Bring Down. To the Assignor's knowledge, as of the date of this document, with respect to each Mortgage Loan, no event has occurred from and after the Original Purchase Date to the date hereof that would cause any of the representations and warranties relating to such Mortgage Loan set forth in Section 3.02 of the Sale Agreement to be untrue in any material respect as of the date hereof as if made on the date hereof. With respect to those representations and warranties which are made to the best of the Assignor's knowledge, if it is discovered by the Assignor that the substance of such representation and warranty is inaccurate, notwithstanding the Assignor's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

            (k) Eligible Products. To the Assignor's knowledge, with respect to each Mortgage Loan, the Mortgage Loan's originator offered the borrower mortgage loan products offered by such Mortgage Loan's originator, or any affiliate of such Mortgage Loan's originator, for which the borrower qualified.

            (l) Loan Limits. The original principal balance of each Loan Group 1 Mortgage Loan is within Freddie Mac's dollar amount limits for conforming one- to four-family Mortgage Loans. No Group 1 Mortgage Loan contains a first lien mortgage that, at origination, exceeded the applicable loan limits specified below. The current limits are as follows:

    ---------------------------------------------------------------------
     Number of Units    Maximum Original Loan Amount of First Mortgage
    ---------------------------------------------------------------------
                         Continental United     Alaska, Guam, Hawaii or
                        States or Puerto Rico        Virgin Islands
    ---------------------------------------------------------------------
            1                 $417,000                  $625,500
    ---------------------------------------------------------------------
            2                 $533,850                  $800,775
    ---------------------------------------------------------------------
            3                 $645,300                  $967,950
    ---------------------------------------------------------------------
            4                 $801,950                 $1,202,925
    ---------------------------------------------------------------------


            (m) Borrower's Ability to Repay. To the Assignor's knowledge, the methodology used in underwriting the extension of credit for each Mortgage Loan in the Trust employs objective mathematical principles which relate the borrower's income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had the reasonable ability to make timely payments on the Mortgage Loan.

            (n) Points and Fees. To the Assignor's knowledge, no borrower under a Mortgage Loan in the Trust was charged "points and fees" in an amount greater than (a) $1,000 or (b) 5% of the principal amount of such Mortgage Loan, whichever is greater. For purposes of this representation, "points and fees" (x) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount. All points, fees and charges (including finance charges), whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan, have been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.

            (o) Manufactured Housing. To the Assignor's knowledge, with respect to any Mortgage Loans that are on manufactured housing, such housing will be the principal residence of the borrower upon origination of the Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in Sections 6 and 7 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in
Section 9 to repurchase or, in limited circumstances, substitute a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in Sections 6 and 7. It is further understood and agreed that, except as specifically set forth in Sections 6 and 7, the Assignor shall be deemed not to have made the representations and warranties in Section 7(j) with respect to, and to the extent of, representations and warranties made, as to the matters covered in Section 7(j), by Countrywide in the Sale Agreement (or any officer's certificate delivered pursuant thereto, if any).

            It is understood and agreed that, with respect to the Mortgage Loans, the Assignor has made no representations or warranties to the Assignee other than those contained in Sections 6 and 7, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            8. Covenants of the Servicer. The Servicer hereby covenants to the Assignee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the date hereof in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in
Section 860G(c) of the Code).

            9. Repurchase of Mortgage Loans. Upon discovery or notice of any breach by the Assignor of any representation, warranty or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within sixty (60) days from the date on which it is notified of the breach, the Assignee may enforce the Assignor's obligation hereunder to repurchase such Mortgage Loan from the Assignee at the Repurchase Price as defined in the Sale Agreement or, in limited circumstances (as set forth below), substitute such mortgage loan for a Substitute Mortgage Loan (as defined below). Notwithstanding the foregoing, however, if such breach is a Qualification Defect as defined in the Sale Agreement, such cure, repurchase or substitution must take place within ninety
(90) days of discovery of such Qualification Defect. Notwithstanding the foregoing, a breach of any of the representations and warranties set forth in paragraph (l) in Section 3.01 of the Sale Agreement, paragraphs (g), (k), (l),
(ee), (rr) or (ss) of Section 3.02 of the Sale Agreement or in clauses (c) -
(i) and (k) - (o) of Section 7 of this Assignment Agreement, in each case, will be deemed automatically to materially and adversely affect the value of such Mortgage Loan and the interests of the Trustee and Certificateholders in such Mortgage Loan.

            The Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans and providing the Substitution Adjustment Amount, if any, provided that any such substitution shall be effected not later than ninety (90) days from the date on which it is notified of the breach.

            In the event Countrywide has breached a representation or warranty under the Sale Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against Countrywide to cure such breach or purchase such mortgage loan from the Trust. A breach of any of the representations and warranties set forth in paragraph (l) in Section 3.01 of the Sale Agreement or in paragraphs
(g), (k), (l), (ee), (rr) or (ss) of Section 3.02 of the Sale Agreement, in each case, will be deemed automatically to materially and adversely affect the value of such Mortgage Loan and the interests of the Assignee in such Mortgage Loan. If Countrywide does not within ninety (90) days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Sale Agreement) or purchase the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase or substitute for the Mortgage Loan from the Trust.

            In addition, the Assignor shall have the option, but is not obligated, to substitute a Substitute Mortgage Loan for a Mortgage Loan with respect to which Countrywide has breached a representation and warranty and is obligated to repurchase such Mortgage Loan under the Sale Agreement, by removing such Mortgage Loan and substituting in its place a Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 90 days from the date on which it is notified of the breach.

            In the event of any repurchase or substitution of any Mortgage Loan by the Assignor hereunder, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of Countrywide to cure any breach or repurchase such Mortgage Loan under the terms of the Sale Agreement with respect to such Mortgage Loan. In the event of a repurchase or substitution of any Mortgage Loan by the Assignor, the Assignee shall promptly deliver to the Assignor or its designee the related Mortgage File and shall assign to the Assignor all of the Assignee's rights under the Sale Agreement, but only insofar as the Sale Agreement relates to such Mortgage Loan.

            Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof or to take notice of any breach or default thereof.

            For purposes of this Section, "Deleted Mortgage Loan" and "Substitute Mortgage Loan" shall be defined as set forth below.

            "Deleted Mortgage Loan" A Mortgage Loan which is to be, pursuant to this Section 9, replaced or to be replaced by the Assignor with a Substitute Mortgage Loan.

            "Substitute Mortgage Loan" A mortgage loan substituted by the Assignor for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 2% per annum higher than that of the Deleted Mortgage Loan;
(iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) be of the same type as the Deleted Mortgage Loan (i.e., fixed rate or adjustable rate with same periodic rate cap, lifetime rate cap, and index); and (v) comply with each representation and warranty set forth in Section 3.02 of the Sale Agreement.

            "Substitution Adjustment Amount" means with respect to any Mortgage Loan, the amount remitted by GSMC on the applicable Distribution Date which is the difference between the outstanding principal balance of a Substitute Mortgage Loan as of the date of substitution and the outstanding principal balance of the Deleted Mortgage Loan as of the date of substitution.

            10. Continuing Effect. Except as contemplated hereby, the Servicing Agreement and Sale Agreement shall remain in full force and effect in accordance with their respective terms.

            11. Governing Law.

            THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

            EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

            12. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement or Sale Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a) in the case of the Servicer,

                Countrywide Home Loans Servicing LP
                400 Countrywide Way
                Simi Valley, CA  93065
                Attention:  Lupe Montero

                With a copy to:
                Countrywide Home Loans, Inc.
                4500 Park Granada
                Calabasas, CA  91302
                Attention:  General Counsel

or such other address as may hereafter be furnished by the Servicer;

             (b) in the case of Countrywide, (a)

                 Countrywide Home Loans, Inc.
                 4500 Park Granada
                 Calabasas, California 91302
                 Attn:  Darren Bigby

                 With a copy to:
                 Countrywide Home Loans, Inc.

                 4500 Park Granada
                 Calabasas, CA  91302
                 Attention: General Counsel

or such other address as may hereafter be furnished by Countrywide;

             (c) in the case of the Assignee,

                 GS Mortgage Securities Corp.
                 85 Broad Street
                 New York, New York 10004
                 Attention:  Chris Gething
                 Tel.: (212) 902-1434
                 Fax:  (212) 256-5107

                 With a copy to:
                 GS Mortgage Securities Corp.
                 85 Broad Street
                 New York, New York  10004
                 Attention:  William Moliski
                 Tel.:   (212) 357-8721
                 Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignee, and

             (d) in the case of the Assignor, (b)

                 Goldman Sachs Mortgage Company
                 85 Broad Street
                 New York, New York 10004
                 Attention:  William Moliski
                 Tel.:  (212) 357-8721
                 Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

            13. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            14. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

            15. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

                                  GOLDMAN SACHS MORTGAGE
                                    COMPANY

                                  By: Goldman Sachs Real Estate Funding
                                       Corp., its General Partner


                                  By:   /s/ Mark Weiss
                                     -----------------------------------
                                     Name:  Mark Weiss
                                     Title: Managing Director

                                  GS MORTGAGE SECURITIES CORP.


                                  By:   /s/ Michelle Gill
                                     -----------------------------------
                                     Name:  Michelle Gill
                                     Title: Vice President

                                  COUNTRYWIDE HOME LOANS
                                      SERVICING LP

                                  BY:  COUNTRYWIDE GP, INC.,  ITS
                                        GENERAL PARTNER


                                  By:   /s/ Monica Brudenell
                                     -----------------------------------
                                     Name:  Monica Brudenell
                                     Title: First Vice President

                                  COUNTRYWIDE HOME LOANS, INC.


                                  By:   /s/ Monica Brudenell
                                     -----------------------------------
                                     Name:  Monica Brudenell
                                     Title: First Vice President



                                CHL Step 1 AAR

                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------

   [On File with the Securities Administrator as provided by the Depositor]











                                     1-1

                                   EXHIBIT 2

                              Servicing Agreement

                         [On File with the Depositor]
















                                     2-1